UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2013
Sigma-Aldrich Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-08135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3050 Spruce Street, St. Louis, Missouri 63103
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: (314) 771-5765
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.
Sigma-Aldrich Corporation (the "Company") held its 2013 Annual Meeting of Shareholders (the "2013 Annual Meeting") on May 7, 2013, to: (i) elect 10 Directors to the Company's Board of Directors (the "Board"); (ii) ratify the appointment of KPMG LLP by the Company's Audit Committee (the "Audit Committee") as the Company's independent registered public accountant for the year ending December 31, 2013; and (iii) hold an advisory vote to approve named executive officer compensation. As of March 8, 2013, the record date for the 2013 Annual Meeting, there were 120,301,610 outstanding shares of the Company's common stock, par value $1.00 per share, eligible to vote. Of such shares, 103,198,628 were represented at the 2013 Annual Meeting, or an 85.78% quorum.
Election of Directors. The Company's shareholders approved all 10 nominees for election to the Board for terms expiring at the Company's 2014 Annual Meeting of Shareholders or until their respective successors are elected and qualified, with the number of votes cast for and against, abstentions and broker non-votes for each of these individuals set forth below:

Director	For	Against	Abstain	Broker Non-Votes
Rebecca M. Bergman	93,921,471	153,639	251,397	8,872,121
George M. Church	93,879,820	188,375	258,312	8,872,121
Michael L. Marberry	93,874,049	177,918	274,540	8,872,121
W. Lee McCollum	93,556,493	499,938	270,076	8,872,121
Avi M. Nash	93,802,594	254,841	269,072	8,872,121
Steven M. Paul	93,813,096	250,644	262,767	8,872,121
J. Pedro Reinhard	92,702,228	1,365,303	258,976	8,872,121
Rakesh Sachdev	93,577,122	485,860	263,525	8,872,121
D. Dean Spatz	93,522,505	547,903	256,099	8,872,121
Barrett A. Toan	93,499,290	554,666	272,551	8,872,121
Ratification of Appointment of KPMG LLP as Independent Registered Public Accountant for 2013. The Company's shareholders ratified the Audit Committee's appointment of KPMG LLP as the Company's independent registered public accountant for the year ending December 31, 2013 with the number of votes cast for and against, abstentions and broker non-votes set forth below:

For	Against	Abstain	Broker Non-Votes
102,312,512	606,653	279,463	—

Advisory Vote to Approve Named Executive Officer Compensation. The Company's shareholders approved the non-binding resolution approving the compensation of the Company's named executive officers with the number of votes cast for and against, abstentions and broker non-votes set forth below:

For	Against	Abstain	Broker Non-Votes
92,513,402	1,402,625	410,480	8,872,121

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMA-ALDRICH CORPORATION

Date: May 9, 2013	By:	/s/ George L. Miller
George L. Miller Senior Vice President, General Counsel and Secretary